UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23298

WEISS STRATEGIC INTERVAL FUND

(Exact name of Registrant as specified in charter)

320 PARK AVENUE, 20TH FLOOR

NEW YORK, NEW YORK 10022

(Address of Principal Executive Offices) (Zip Code)

Jeffrey Dillabough, Esq.

Secretary

Weiss Strategic Interval Fund

320 Park Avenue, 20th Floor

New York, New York 10022

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (212) 415-4500

Date of fiscal year end: December 31st

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

Weiss Strategic Interval Fund

Annual Report

December 31, 2018

Dear Shareholders:

The Weiss Strategic Interval Fund (the “Fund”) investment objective is to provide returns with moderate volatility and reduced correlation to the overall performance of the equity market. The Fund will pursue its investment objective by establishing long and short positions in a diversified portfolio of equity securities. The equity securities in which the Fund will take long and short positions include domestically traded large and mid-capitalization equity securities, including master limited partnerships or other entities that offer economic exposure to master limited partnerships (collectively, “MLPs”) and shares of real estate investment trusts (“REITs”). The Fund may also invest in securities of other investment companies, including exchange-traded funds (“ETFs”), and depositary receipts, including American Depositary Receipts (“ADRs”).

December ended 2018 with a boom as we saw markets fall sharply. The month began with the disappointment of the much hyped G20 dinner party with the US and China. This resulted in the Fed raising rates. What followed was a scary fall in risk assets until after Christmas, which left the SPX having its worst month since February 2009 and third worst month since 2002. The tech heavy NDX had its worst month since November 2008. The MSCI World ex US in local terms only had its worst performance since 2015. Finally, we saw the correlation between treasury yields and stocks come back, both down for the month, as the flight to safety into bonds picked up in December. Leveraged loans and high yield were down sharply as well. Commodities were also down sharply and the dollar was weaker. Investment grade also finished the year down. The SPX Total Return Index had its first down year since 2008 and only second down year since 2002. The Barclays Agg Total Return Unhedged USD finished unchanged for the year. It goes without saying that 2018 was a difficult year for asset allocators.

Despite December being an unforgettable month, the Fund was down -2.09% for the month and up +14.06% for 2018. We as a firm are proud of our ability to provide this kind of uncorrelated return stream for our investors. The equity investment style was a positive contributor in 2018, with the credit and macro investment styles down slightly for the year. Quarters like Q4 2018 create opportunities due to increased dispersion which sets our teams up well for the new year. The PMs believe this will be a year of dispersion and volatility driven by the earnings revision cycle. We believe 2018 will be looked at in the years to come as a major inflection point for investing similar to the period after the Great Financial Crisis. The dominant change will likely be in the relationship between growth and value. Most importantly for Weiss, we look for more turns of dispersion and a better environment for liquidity in the years to come. Good luck in 2019!

Rate of Return -

As of December

31, 2018

YTD -
Performance vs Benchmarks	12/31/18

Weiss Strategic Interval Fund	14.06%
HFRI RV: Multi-Strategy
Index	-0.48%
S & P 500 (Total Return)	-9.56%

Benchmark Definitions

The Standard and Poor’s 500 Index (Total Return) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries, and includes reinvested dividends.

The HFRI RV Multi-Strategy Index provides performance data with respect to a select universe of relative value multi-strategy hedge fund strategies (for purposes of this report the preliminary HFRI RV Multi-Strategy Index value is utilized). The HFRI RV Multi-Strategy Index is being used under license from Hedge Fund Research, Inc., which does not approve of or endorse any of the products discussed in this presentation. Source for HFRI data: Hedge Fund Research, Inc. www.hedgefundresearch.com.

Neither index reflects the same fees or expenses than those of the Fund, and the Fund may and will invest in different securities and trading strategies than those reflected in the indices. Sector, industry, stock and country exposures, volatility and risk characteristics of the fund’s portfolio will also differ from the indices. Index data is provided for reference purposes only, and is not meant to imply that the Fund will achieve performance similar to or better than that of an index.

One cannot invest directly in an index.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Diversification does not assure a profit nor protect against loss in a declining market.

Investing in closed-end funds involves risk. Principal loss is possible. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Fund may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of the Fund, and money borrowed will be subject to interest costs. Investments in debt securities typically decrease in value when interest rates rise.

This risk is usually greater for longer-term debt securities. Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact the Fund’s ability to sell its shares of an ETF. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Must be preceded or accompanied by a prospectus.

Investments Composition

Weiss Strategic Interval Fund

December 31, 2018 (Unaudited)

Top Ten Holdings as of December 31, 2018

Description	% of Net Assets
VICI Properties, Inc.	13.3%
SPDR S&P 500 ETF Trust	7.1%
Cousins Properties, Inc.	6.8%
iShares Russell 2000 ETF	5.4%
Hudson Pacific Properties, Inc.	5.3%
AvalonBay Communities, Inc.	4.9%
Camden Property Trust	4.8%
American Assets Trust, Inc.	4.5%
HCP, Inc.	4.5%
Regency Centers Corp.	4.4%
TOTAL	61.0%

(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Country	Securities Held Long % of Net Assets	Securities Sold Short % of Net Assets
United States	247.8%	(239.7)%
Britain	3.4%	(1.2)%
Bermuda	3.3%	(1.6)%
Ireland	1.5%	(1.9)%
Finland	1.1%	—%
Netherlands	0.6%	—%
Canada	0.6%	(1.9)%
Panama	0.2%	(0.1)%
Brazil	0.2%	—%
Switzerland	0.2%	(2.4)%
Chile	0.1%	—%
Germany	—%	(0.4)%
Norway	—%	—%
Sweden	—%	(0.1)%
TOTAL	259.0%	(249.3)%

Investments Composition

Weiss Strategic Interval Fund

December 31, 2018 (Unaudited)

Sector	Securities Held Long % of Net Assets	Securities Sold Short % of Net Assets
Real Estate Investment Trusts	91.5%	(79.8)%
Exchange-Traded Funds	23.5%	(48.3)%
Oil, Gas & Consumable Fuels	19.6%	(3.0)%
Electric Utilities	16.0%	(10.3)%
Insurance	11.8%	(13.8)%
Banks	10.0%	(10.9)%
Capital Markets	8.2%	(16.4)%
Software	8.0%	(2.2)%
Multi-Utilities	8.0%	(5.0)%
Semiconductors & Semiconductor Equipment	6.8%	(4.5)%
IT Services	5.8%	(5.7)%
Road & Rail	4.8%	(5.1)%
Household Products	4.2%	(0.6)%
Communications Equipment	3.6%	(1.8)%
Aerospace & Defense	3.5%	(2.4)%
Food Products	3.2%	(3.5)%
Diversified Financial Services	2.9%	—%
Hotels, Restaurants & Leisure	2.7%	(2.2)%
Machinery	2.6%	(4.2)%
Beverages	2.5%	(2.0)%
Pharmaceuticals	2.2%	(0.6)%
Specialty Retail	1.9%	(1.3)%
Building Products	1.8%	(1.1)%
Health Care Providers & Services	1.3%	(1.2)%
Industrial Conglomerates	1.3%	(1.3)%
Air Freight & Logistics	1.3%	(1.8)%
Chemicals	1.2%	(2.1)%
Diversified Telecommunication Services	1.1%	—%
Electrical Equipment	1.0%	(0.8)%
Gas Utilities	0.9%	(0.9)%
Electronic Equipment, Instruments & Components	0.8%	(0.4)%
Independent Power and Renewable Electricity Producers	0.7%	(0.3)%
Airlines	0.7%	(1.8)%
Construction Materials	0.6%	(0.4)%
Consumer Finance	0.4%	—%
Multiline Retail	0.4%	(0.1)%
Food & Staples Retailing	0.3%	(0.3)%
Household Durables	0.2%	(1.6)%
Media	0.2%	(0.2)%
Life Sciences Tools & Services	0.2%	(0.9)%
Containers & Packaging	0.2%	(0.1)%
Metals & Mining	0.2%	—%
Professional Services	0.2%	—%
Auto Components	0.2%	(0.3)%
Diversified Consumer Services	0.1%	—%
Paper & Forest Products	0.1%	—%
Biotechnology	0.1%	(1.1)%
Technology Hardware, Storage & Peripherals	0.1%	(2.2)%
Commercial Services & Supplies	0.1%	—%
Distributors	—%	(0.1)%
Health Care Equipment & Supplies	—%	(2.0)%
Marine	—%	—%
Personal Products	—%	(0.7)%
Tobacco	—%	—%
Trading Companies & Distributors	—%	(2.7)%
Water Utilities	—%	(1.3)%
TOTAL	259.0%	(249.3)%

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2018

Investments	Shares	Value
Long Investments 259.0%
Common Stocks 235.5%
Aerospace & Defense 3.5%
Boeing Co. (The)(1)	590	$190,275
Harris Corp.	13,404	1,804,848
L3 Technologies, Inc.(1)	5,315	923,003
Raytheon Co.(1)	20,699	3,174,192
Spirit AeroSystems Holdings, Inc., Class A(1)	5,168	372,561

		6,464,879

Air Freight & Logistics 1.3%
FedEx Corp.	11,808	1,904,985
United Parcel Service, Inc., Class B(1)	4,280	417,428

		2,322,413

Airlines 0.7%
Alaska Air Group, Inc.	2,950	179,507
American Airlines Group, Inc.	10,332	331,761
Copa Holdings S.A., Class A	5,590	439,989
Delta Air Lines, Inc.	3,468	173,053
Latam Airlines Group S.A., ADR	13,275	136,733
Southwest Airlines Co.	1,096	50,942

		1,311,985

Auto Components 0.2%
BorgWarner, Inc.(1)	8,856	307,657

Banks 10.0%
Bank of America Corp.	102	2,513
Chemical Financial Corp.	42,130	1,542,379
Citigroup, Inc.(1)	67,896	3,534,666
First Horizon National Corp.	140,220	1,845,295
Huntington Bancshares, Inc.	227,304	2,709,464
Investors Bancorp, Inc.	73,800	767,520
KeyCorp	59,040	872,611
M&T Bank Corp.	6,756	966,986
PNC Financial Services Group, Inc. (The)	3,882	453,845
Synovus Financial Corp.(1)	44,280	1,416,517
Wells Fargo & Co.	95,945	4,421,146

		18,532,942

Beverages 2.5%
Brown-Forman Corp., Class B	9,446	449,441
Coca-Cola Co. (The)(1)	65,829	3,117,003
Cott Corp.(1)	70,774	986,589

		4,553,033

Biotechnology 0.1%
Gilead Sciences, Inc.(1)	2,335	146,054

Building Products 1.8%
AO Smith Corp.(1)	12,251	523,118
Armstrong World Industries, Inc.(1)	14,760	859,180
Fortune Brands Home & Security, Inc.	4,158	157,962
Johnson Controls International PLC(1)	33,653	997,811
Owens Corning	16,944	745,197
Resideo Technologies, Inc.(1),(2)	1,752	36,004

		3,319,272

Capital Markets 8.2%
Bank of New York Mellon Corp. (The)	44,280	2,084,260
BlackRock, Inc.	3,543	1,391,761
Cboe Global Markets, Inc.	9,594	938,581

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2018

Investments	Shares	Value
Common Stocks
Capital Markets
E*TRADE Financial Corp.(1)	48,708	2,137,307
Goldman Sachs Group, Inc. (The)	5,904	986,263
Interactive Brokers Group, Inc., Class A	70,990	3,879,603
S&P Global, Inc.	7,847	1,333,519
State Street Corp.	22,140	1,396,370
TD Ameritrade Holding Corp.	19,427	951,146
WisdomTree Investments, Inc.(1)	7,372	49,024

		15,147,834

Chemicals 1.2%
DowDuPont, Inc.	7,970	426,236
Huntsman Corp.(1)	2,952	56,944
Sherwin-Williams Co. (The)(1)	4,428	1,742,241

		2,225,421

Commercial Services & Supplies 0.1%
Covanta Holding Corp.	7,380	99,040

Communications Equipment 3.6%
Cisco Systems, Inc.	107,748	4,668,721
Nokia Oyj, ADR(1)	354,240	2,061,677

		6,730,398

Construction Materials 0.6%
Vulcan Materials Co.	10,686	1,055,777

Consumer Finance 0.4%
Capital One Financial Corp.	10,332	780,996

Containers & Packaging 0.2%
Graphic Packaging Holding Co.	36,912	392,744

Diversified Consumer Services 0.1%
Service Corp. International/US(1)	6,474	260,643

Diversified Financial Services 2.9%
AXA Equitable Holdings, Inc.	251,005	4,174,213
Voya Financial, Inc.(1)	29,520	1,184,933

		5,359,146

Diversified Telecommunication Services 1.1%
AT&T, Inc.(1)	22,140	631,876
Verizon Communications, Inc.(1)	23,616	1,327,691

		1,959,567

Electric Utilities 16.0%
American Electric Power Co., Inc.(1)	72,988	5,455,123
Duke Energy Corp.(1)	19,416	1,675,601
Entergy Corp.(1)	61,929	5,330,229
Evergy, Inc.(1)	70,849	4,022,098
Eversource Energy(1)	51,660	3,359,966
FirstEnergy Corp.	142,895	5,365,707
NextEra Energy, Inc.	25,092	4,361,492

		29,570,216

Electrical Equipment 1.0%
AMETEK, Inc.(1)	8,708	589,532
Eaton Corp. PLC	1,999	137,251

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2018

Investments	Shares	Value
Common Stocks
Electrical Equipment
Emerson Electric Co.(1)	19,040	1,137,640

		1,864,423

Electronic Equipment, Instruments & Components 0.8%
SYNNEX Corp.(1)	17,712	1,431,838

Food & Staples Retailing 0.3%
Walmart, Inc.	5,298	493,509

Food Products 3.2%
Lamb Weston Holdings, Inc.	2,509	184,562
Mondelez International, Inc., Class A(1)	83,719	3,351,272
Sanderson Farms, Inc.	5,195	515,812
Tyson Foods, Inc., Class A(1)	35,151	1,877,063

		5,928,709

Gas Utilities 0.9%
Atmos Energy Corp.(1)	17,411	1,614,348

Health Care Providers & Services 1.3%
Anthem, Inc.(1)	2,066	542,593
Humana, Inc.(1)	6,495	1,860,688
Owens & Minor, Inc.	5,904	37,372

		2,440,653

Hotels, Restaurants & Leisure 2.7%
Bloomin’ Brands, Inc.(1)	40,568	725,761
Darden Restaurants, Inc.(1)	6,612	660,274
Hilton Worldwide Holdings, Inc.	3,386	243,115
Marriott International, Inc., Class A	20,369	2,211,259
Marriott Vacations Worldwide Corp.	11,956	843,018
Wendy’s Co. (The)(1)	9,689	151,245
Yum! Brands, Inc.(1)	2,490	228,881

		5,063,553

Household Durables 0.2%
DR Horton, Inc.	13,284	460,423

Household Products 4.2%
Colgate-Palmolive Co.(1)	55,202	3,285,623
Kimberly-Clark Corp.(1)	10,037	1,143,616
Procter & Gamble Co. (The)(1)	37,195	3,418,964

		7,848,203

Independent Power and Renewable Electricity Producers 0.7%
NRG Energy, Inc.(1)	33,607	1,330,837

Industrial Conglomerates 1.3%
Honeywell International, Inc.(1)	18,143	2,397,053

Insurance 11.8%
Aflac, Inc.	15,251	694,835
American International Group, Inc.(1)	147,600	5,816,916
Aon PLC	10,321	1,500,260
Axis Capital Holdings Ltd.(1)	118,120	6,099,717
Kemper Corp.(1)	28,641	1,901,190
Lincoln National Corp.(1)	110,700	5,680,017

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2018

Investments	Shares	Value
Common Stocks
Insurance
Mercury General Corp.(1)	2,421	125,190

		21,818,125

IT Services 5.8%
Alliance Data Systems Corp.(1)	19,926	2,990,494
DXC Technology Co.(1)	36,900	1,961,973
Global Payments, Inc.	7,373	760,378
LiveRamp Holdings, Inc.(2)	53,100	2,051,253
Science Applications International Corp.(1)	46,316	2,950,329

		10,714,427

Life Sciences Tools & Services 0.2%
Agilent Technologies, Inc.(1)	5,928	399,903

Machinery 2.6%
Caterpillar, Inc.(1)	9,152	1,162,945
Deere & Co.(1)	5,518	823,120
Dover Corp.(1)	22,140	1,570,833
Ingersoll-Rand PLC(1)	7,675	700,190
Pentair PLC	9,447	356,908
Stanley Black & Decker, Inc.	2,007	240,318

		4,854,314

Marine 0.0%
Genco Shipping & Trading Ltd.(2)	8,892	70,158

Media 0.2%
CBS Corp., Class B, NVDR(1)	2,952	129,061
comScore, Inc.(2)	7,327	105,729
Nexstar Media Group, Inc., Class A(1)	2,223	174,817

		409,607

Metals & Mining 0.2%
Vale S.A., ADR	28,717	378,777

Multi-Utilities 8.0%
CMS Energy Corp.(1)	32,383	1,607,816
Consolidated Edison, Inc.(1)	20,871	1,595,797
Dominion Energy, Inc.(1)	55,385	3,957,812
NiSource, Inc.(1)	76,778	1,946,322
Public Service Enterprise Group, Inc.(1)	84,173	4,381,205
Sempra Energy(1)	13,017	1,408,309

		14,897,261

Multiline Retail 0.4%
Dollar General Corp.(1)	6,985	754,939

Oil, Gas & Consumable Fuels 19.6%
Anadarko Petroleum Corp.(1)	1,477	64,752
Apache Corp.(1)	65	1,706
BP PLC, ADR(1)	69,889	2,650,191
Cabot Oil & Gas Corp.(1)	79,616	1,779,418
Chevron Corp.(1)	334	36,336
ConocoPhillips(1)	106,613	6,647,320
Continental Resources, Inc.(2)	39	1,567
Crestwood Equity Partners L.P.(1)	671	18,728
DCP Midstream L.P.	179	4,742

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2018

Investments	Shares	Value
Common Stocks
Oil, Gas & Consumable Fuels
Diamondback Energy, Inc.(1)	72,077	6,681,538
Enbridge, Inc.(1)	260	8,081
Encana Corp.(3)	3,780	21,848
Energy Transfer Equity L.P.(1)	75,681	999,746
Enterprise Products Partners L.P.(1)	34,677	852,707
EOG Resources, Inc.(1)	72,608	6,332,144
EQT Corp.	1,883	35,570
Equitrans Midstream Corp.(2)	364	7,287
Genesis Energy L.P.	162	2,992
Hess Corp.	874	35,397
HollyFrontier Corp.	372	19,017
Imperial Oil Ltd.(1)	764	19,344
Kinder Morgan, Inc.	3,141	48,309
Magellan Midstream Partners L.P.(1)	465	26,533
Marathon Oil Corp.(1)	411,027	5,894,127
Marathon Petroleum Corp.(1)	9,516	561,539
MPLX L.P.(1)	745	22,573
Murphy Oil Corp.	842	19,694
Occidental Petroleum Corp.(1)	578	35,478
ONEOK, Inc.	386	20,825
PBF Energy, Inc., Class A	16	523
Peabody Energy Corp.(1)	13,338	406,542
Phillips 66	343	29,549
Pioneer Natural Resources Co.(1)	249	32,748
Plains All American Pipeline L.P.	11,648	233,426
Plains GP Holdings L.P., Class A(1)	8,466	170,167
Range Resources Corp.(1)	61	584
Royal Dutch Shell PLC, Class A, ADR(1)	36	2,098
SM Energy Co.	1,383	21,409
Suncor Energy, Inc.	757	21,173
Sunoco L.P.(1)	1,337	36,353
Targa Resources Corp.(1)	27,043	974,089
Teekay Tankers Ltd., Class A	76,220	70,732
Western Gas Equity Partners L.P.(1)	796	22,073
Williams Cos., Inc. (The)(1)	37,368	823,964
World Fuel Services Corp.	32,177	688,910

		36,383,849

Paper & Forest Products 0.1%
Louisiana-Pacific Corp.	7,380	163,984

Pharmaceuticals 2.2%
Allergan PLC(1)	5,018	670,706
AstraZeneca PLC, ADR(1),(3)	45,942	1,744,877
Bristol-Myers Squibb Co.(1)	13,441	698,663
Merck & Co., Inc.(1)	8,892	679,438
Novartis AG, ADR(1),(3)	3,245	278,453

		4,072,137

Professional Services 0.2%
Nielsen Holdings PLC	14,027	327,250

Real Estate Investment Trusts 91.5%
Agree Realty Corp.(1)	101,228	5,984,599
American Assets Trust, Inc.(1)	209,574	8,418,588
American Homes 4 Rent, Class A(1)	211,692	4,202,086
Americold Realty Trust(1)	91,013	2,324,472
AvalonBay Communities, Inc.(1)	51,660	8,991,423

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2018

Investments	Shares	Value
Common Stocks
Real Estate Investment Trusts
Boston Properties, Inc.(1)	59,040	6,644,952
Camden Property Trust(1)	101,847	8,967,628
CareTrust REIT, Inc.(1)	420,377	7,760,159
Cousins Properties, Inc.(1)	1,594,080	12,593,232
Douglas Emmett, Inc.(1)	164,536	5,615,614
Duke Realty Corp.(1)	177,120	4,587,408
Equity Residential(1)	75,246	4,966,989
Four Corners Property Trust, Inc.(1)	232,062	6,080,024
Gaming and Leisure Properties, Inc.	10,959	354,085
HCP, Inc.(1)	296,676	8,286,161
Hudson Pacific Properties, Inc.(1)	335,111	9,738,326
Kilroy Realty Corp.	22,140	1,392,163
Mid-America Apartment Communities, Inc.(1)	82,656	7,910,179
Regency Centers Corp.(1)	140,451	8,241,665
SITE Centers Corp.(1)	233,011	2,579,432
STAG Industrial, Inc.	266,802	6,638,034
VICI Properties, Inc.(1)	1,313,640	24,670,159
Weingarten Realty Investors(1)	323,695	8,030,873
Welltower, Inc.(1)	66,420	4,610,212
Weyerhaeuser Co.	3,293	71,985

		169,660,448

Road & Rail 4.8%
Canadian National Railway Co.(3)	1,327	98,344
CSX Corp.	2,212	137,432
JB Hunt Transport Services, Inc.(1)	9,145	850,851
Kansas City Southern	9,597	916,034
Knight-Swift Transportation Holdings, Inc.	36,015	902,896
Norfolk Southern Corp.	27,311	4,084,087
Old Dominion Freight Line, Inc.	2,361	291,560
Ryder System, Inc.(1)	20,516	987,845
Schneider National, Inc., Class B(1)	15,351	286,603
Union Pacific Corp.	2,485	343,501

		8,899,153

Semiconductors & Semiconductor Equipment 6.8%
Applied Materials, Inc.(1)	44,280	1,449,727
Broadcom, Inc.	7,233	1,839,207
Lam Research Corp.	7,380	1,004,935
Microchip Technology, Inc.(1)	14,754	1,061,108
MKS Instruments, Inc.(1)	11,808	762,915
Monolithic Power Systems, Inc.(1)	6,635	771,319
NXP Semiconductors N.V.(1)	14,760	1,081,613
QUALCOMM, Inc.(1)	64,206	3,653,963
Xilinx, Inc.(1)	11,823	1,006,965

		12,631,752

Software 8.0%
Activision Blizzard, Inc.(1)	44,291	2,062,632
j2 Global, Inc.	5,904	409,620
LogMeIn, Inc.	14,820	1,208,867
Microsoft Corp.(1)	63,468	6,446,445
Oracle Corp.(1)	59,060	2,666,559
SS&C Technologies Holdings, Inc.	17,712	798,988
Symantec Corp.(1)	59,020	1,115,183

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2018

Investments	Shares	Value
Common Stocks
Software
TiVo Corp.	22,140	208,337

		14,916,631

Specialty Retail 1.9%
Advance Auto Parts, Inc.(1)	1,408	221,704
Foot Locker, Inc.(1)	9,775	520,030
Home Depot, Inc. (The)(1)	5,461	938,309
L Brands, Inc.	3,189	81,862
Lowe’s Cos., Inc.(1)	5,902	545,109
TJX Cos., Inc. (The)(1)	27,121	1,213,393

		3,520,407

Technology Hardware, Storage & Peripherals 0.1%
Apple, Inc.	741	116,885

Tobacco 0.0%
Philip Morris International, Inc.(1)	590	39,388

Total Common Stocks (Cost $446,582,775)		436,442,961

Exchange-Traded Funds 23.5%
Consumer Staples Select Sector SPDR Fund	21,827	1,108,375
Energy Select Sector SPDR Fund ETF	20,664	1,185,080
Financial Select Sector SPDR Fund ETF(1)	59,643	1,420,696
Health Care Select Sector SPDR Fund ETF(1)	3,554	307,457
Industrial Select Sector SPDR Fund	27,742	1,786,862
Invesco QQQ Trust Series 1, Series 1	6,931	1,069,176
iShares 20+ Year Treasury Bond ETF(1)	31,143	3,784,186
iShares MSCI Brazil ETF	8,265	315,723
iShares MSCI Emerging Markets ETF(1)	76,915	3,004,300
iShares Russell 2000 ETF	74,877	10,026,030
iShares Transportation Average ETF(1)	16,526	2,726,955
Exchange-Traded Funds
iShares U.S. Home Construction ETF(1)	61,512	1,847,821
SPDR S&P 500 ETF Trust(1)	53,025	13,252,008
SPDR S&P Metals & Mining ETF	13,289	348,039
SPDR S&P Oil & Gas Exploration & Production ETF	5,898	156,474
SPDR S&P Regional Banking ETF(1)	17,712	828,745
Vanguard Value ETF	4,480	438,816

Total Exchange-Traded Funds (Cost $44,607,738)		43,606,743

Total Long Investments (Cost $491,190,513)		480,049,704

Securities Sold Short (4)(249.3)%
Common Stocks (201.0)%
Aerospace & Defense (2.4)%
General Dynamics Corp.	5,168	(812,461)
HEICO Corp.	4,428	(343,081)
HEICO Corp., Class A	2,214	(139,482)
Northrop Grumman Corp.	11,221	(2,748,023)
Textron, Inc.	10,335	(475,307)
Triumph Group, Inc.	1,477	(16,986)

		(4,535,340)

Air Freight & Logistics (1.8)%
CH Robinson Worldwide, Inc.	8,708	(732,256)
Expeditors International of Washington, Inc.	23,173	(1,577,849)
Forward Air Corp.	9,440	(517,784)

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2018

Investments	Shares	Value
Common Stocks
Air Freight & Logistics
United Parcel Service, Inc., Class B	5,613	(547,436)

		(3,375,325)

Airlines (1.8)%
Alaska Air Group, Inc.	3,686	(224,293)
American Airlines Group, Inc.	2,952	(94,789)
Delta Air Lines, Inc.	14,774	(737,222)
Hawaiian Holdings, Inc.	3,690	(97,453)
Southwest Airlines Co.	48,344	(2,247,029)

		(3,400,786)

Auto Components (0.3)%
Gentex Corp.	25,092	(507,109)

Banks (10.9)%
Bank of America Corp.	88,662	(2,184,632)
First Republic Bank	8,118	(705,454)
Huntington Bancshares, Inc.	221,400	(2,639,088)
JPMorgan Chase & Co.	71,058	(6,936,682)
PNC Financial Services Group, Inc. (The)	20,118	(2,351,995)
Wells Fargo & Co.	116,609	(5,373,343)

		(20,191,194)

Beverages (2.0)%
Keurig Dr Pepper, Inc.	41,328	(1,059,650)
Molson Coors Brewing Co., Class B	19,306	(1,084,225)
PepsiCo, Inc.	14,169	(1,565,391)

		(3,709,266)

Biotechnology (1.1)%
Amgen, Inc.	10,332	(2,011,330)

Building Products (1.1)%
Allegion PLC(3)	10,037	(800,049)
Fortune Brands Home & Security, Inc.	23,936	(909,329)
Masco Corp.	10,332	(302,108)

		(2,011,486)

Capital Markets (16.4)%
Bank of New York Mellon Corp. (The)	158,213	(7,447,086)
BlackRock, Inc.	13,875	(5,450,378)
CME Group, Inc.	16,236	(3,054,316)
Goldman Sachs Group, Inc. (The)	29,520	(4,931,316)
Moody’s Corp.	2,951	(413,258)
MSCI, Inc.	30,996	(4,569,740)
S&P Global, Inc.	7,847	(1,333,519)
TD Ameritrade Holding Corp.	63,707	(3,119,095)

		(30,318,708)

Chemicals (2.1)%
Ecolab, Inc.	5,018	(739,402)
International Flavors & Fragrances, Inc.	21,307	(2,860,891)
RPM International, Inc.	4,723	(277,618)

		(3,877,911)

Communications Equipment (1.8)%
Juniper Networks, Inc.	116,764	(3,142,119)

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2018

Investments	Shares	Value
Common Stocks
Communications Equipment
Telefonaktiebolaget LM Ericsson, ADR(3)	29,520	(261,843)

		(3,403,962)

Construction Materials (0.4)%
Martin Marietta Materials, Inc.	4,541	(780,462)

Containers & Packaging (0.1)%
Greif, Inc., Class A	2,952	(109,549)

Distributors (0.1)%
Pool Corp.	1,632	(242,597)

Electric Utilities (10.3)%
Alliant Energy Corp.	68,338	(2,887,280)
Avangrid, Inc.	13,931	(697,804)
Exelon Corp.	14,937	(673,659)
Hawaiian Electric Industries, Inc.	29,963	(1,097,245)
IDACORP, Inc.	20,496	(1,907,358)
PG&E Corp.(2)	8,766	(208,192)
Pinnacle West Capital Corp.	22,798	(1,942,390)
Portland General Electric Co.	19,416	(890,224)
Southern Co. (The)	106,659	(4,684,463)
Xcel Energy, Inc.	84,047	(4,140,996)

		(19,129,611)

Electrical Equipment (0.8)%
Eaton Corp. PLC	13,364	(917,572)
Rockwell Automation, Inc.	4,133	(621,934)

		(1,539,506)

Electronic Equipment, Instruments & Components (0.4)%
Vishay Intertechnology, Inc.	44,235	(796,672)

Food & Staples Retailing (0.3)%
Kroger Co. (The)	11,217	(308,468)
Walmart, Inc.	2,349	(218,809)

		(527,277)

Food Products (3.5)%
Campbell Soup Co.	10,140	(334,519)
Flowers Foods, Inc.	10,775	(199,014)
General Mills, Inc.	13,620	(530,363)
Hershey Co. (The)	9,388	(1,006,206)
Hormel Foods Corp.	34,302	(1,464,009)
Kellogg Co.	28,162	(1,605,516)
McCormick & Co., Inc.	9,744	(1,356,754)

		(6,496,381)

Gas Utilities (0.9)%
ONE Gas, Inc.	20,629	(1,642,068)

Health Care Equipment & Supplies (2.0)%
Baxter International, Inc.	8,961	(589,813)
Becton Dickinson and Co.	4,779	(1,076,804)
Danaher Corp.	10,332	(1,065,436)
Medtronic PLC(3)	5,904	(537,028)
Steris PLC(3)	3,298	(352,391)

		(3,621,472)

Health Care Providers & Services (1.2)%
AmerisourceBergen Corp.	4,480	(333,312)
Cigna Corp.	306	(58,116)
HCA Healthcare, Inc.	4,428	(551,065)

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2018

Investments	Shares	Value
Common Stocks
Health Care Providers & Services
Quest Diagnostics, Inc.	5,904	(491,626)
UnitedHealth Group, Inc.	2,953	(735,651)

		(2,169,770)

Hotels, Restaurants & Leisure (2.2)%
BJ’s Restaurants, Inc.	5,830	(294,823)
Carnival Corp.	2,952	(145,534)
Cheesecake Factory, Inc. (The)	1,373	(59,739)
Choice Hotels International, Inc.	2,362	(169,072)
Domino’s Pizza, Inc.	1,181	(292,876)
Dunkin’ Brands Group, Inc.	6,199	(397,480)
Hilton Worldwide Holdings, Inc.	24,614	(1,767,285)
International Game Technology PLC	22,159	(324,186)
McDonald’s Corp.	2,515	(446,589)
Wingstop, Inc.	1,801	(115,606)

		(4,013,190)

Household Durables (1.6)%
Newell Brands, Inc.	8,856	(164,633)
PulteGroup, Inc.	78,023	(2,027,818)
Toll Brothers, Inc.	14,637	(481,997)
Whirlpool Corp.	3,513	(375,434)

		(3,049,882)

Household Products (0.6)%
Clorox Co. (The)	7,746	(1,193,968)

Independent Power and Renewable Electricity Producers (0.3)%
AES Corp.	44,295	(640,506)

Industrial Conglomerates (1.3)%
3M Co.	9,957	(1,897,207)
General Electric Co.	16,236	(122,906)
Roper Technologies, Inc.	1,594	(424,833)

		(2,444,946)

Insurance (13.8)%
Aflac, Inc.	41,081	(1,871,650)
Allstate Corp. (The)	44,295	(3,660,096)
Aon PLC(3)	10,321	(1,500,261)
Chubb Ltd.	33,515	(4,329,468)
Hartford Financial Services Group, Inc. (The)	14,760	(656,082)
MetLife, Inc.	217,017	(8,910,718)
RenaissanceRe Holdings Ltd.	16,980	(2,270,226)
Travelers Cos., Inc. (The)	20,215	(2,420,746)

		(25,619,247)

IT Services (5.7)%
Booz Allen Hamilton Holding Corp.	37,893	(1,707,838)
Cognizant Technology Solutions Corp., Class A	2,952	(187,393)
Global Payments, Inc.	20,657	(2,130,356)
International Business Machines Corp.	7,380	(838,885)
Leidos Holdings, Inc.	25,581	(1,348,630)
ManTech International Corp., Class A	1,476	(77,187)
Sabre Corp.	14,745	(319,082)
Visa, Inc., Class A	29,520	(3,894,869)

		(10,504,240)

Life Sciences Tools & Services (0.9)%
Thermo Fisher Scientific, Inc.	7,169	(1,604,351)

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2018

Investments	Shares	Value
Common Stocks
Machinery (4.2)%
Cummins, Inc.	8,147	(1,088,765)
Flowserve Corp.	25,387	(965,214)
Illinois Tool Works, Inc.	9,059	(1,147,685)
Kennametal, Inc.	8,946	(297,723)
PACCAR, Inc.	22,732	(1,298,906)
Parker-Hannifin Corp.	6,870	(1,024,592)
Terex Corp.	23,297	(642,298)
Wabtec Corp.	5,906	(414,897)
Woodward, Inc.	11,070	(822,390)

		(7,702,470)

Media (0.2)%
Viacom, Inc., Class B	14,745	(378,947)

Multi-Utilities (5.0)%
Ameren Corp.	60,064	(3,917,975)
CenterPoint Energy, Inc.	14,820	(418,369)
DTE Energy Co.	35,475	(3,912,892)
NorthWestern Corp.	17,674	(1,050,542)

		(9,299,778)

Multiline Retail (0.1)%
Target Corp.	4,015	(265,351)

Oil, Gas & Consumable Fuels (3.0)%
Andeavor Logistics L.P.	2,888	(93,831)
Arch Coal, Inc., Class A	4,487	(372,376)
Canadian Natural Resources Ltd.	1,292	(31,176)
Cenovus Energy, Inc.	4,465	(31,389)
Cimarex Energy Co.	173	(10,665)
DCP Midstream L.P.	549	(14,543)
Devon Energy Corp.	1,325	(29,866)
Enable Midstream Partners L.P.	1,363	(18,441)
Enbridge, Inc.(3)	15,790	(490,753)
EnLink Midstream LLC, UNIT	4,906	(46,558)
EnLink Midstream Partners L.P.	91	(1,002)
Exxon Mobil Corp.	6,509	(443,849)
Genesis Energy L.P.	4,822	(89,062)
Hess Corp.	22,545	(913,073)
Kinder Morgan, Inc.	43,606	(670,660)
Noble Energy, Inc.	100,083	(1,877,557)
Nordic American Tankers Ltd.	11,856	(23,712)
NuStar Energy L.P.	859	(17,979)
PBF Energy, Inc., Class A	1,176	(38,420)
PBF Logistics L.P.	89	(1,789)
Plains All American Pipeline L.P.	6,255	(125,350)
Shell Midstream Partners L.P.	287	(4,710)
SM Energy Co.	3,352	(51,889)
Tallgrass Energy GP L.P.	1,443	(35,123)
TransCanada Corp.	873	(31,166)
Valero Energy Corp.	134	(10,046)
Williams Cos., Inc. (The)	48	(1,058)

		(5,476,043)

Personal Products (0.7)%
Estee Lauder Cos., Inc. (The), Class A	9,722	(1,264,832)

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2018

Investments	Shares	Value
Common Stocks
Pharmaceuticals (0.6)%
Johnson & Johnson	4,088	(527,556)
Pfizer, Inc.	8,776	(383,073)
Roche Holding AG, ADR(3)	9,550	(296,814)

		(1,207,443)

Real Estate Investment Trusts (79.8)%
Alexandria Real Estate Equities, Inc.	59,040	(6,803,770)
American Campus Communities, Inc.	75,276	(3,115,674)
Apartment Investment & Management Co., Class A	203,725	(8,939,453)
Brixmor Property Group, Inc.	253,872	(3,729,380)
Douglas Emmett, Inc.	19,972	(681,644)
EastGroup Properties, Inc.	27,290	(2,503,312)
Essex Property Trust, Inc.	46,037	(11,288,733)
Federal Realty Investment Trust	69,165	(8,164,237)
Highwoods Properties, Inc.	143,880	(5,566,717)
Host Hotels & Resorts, Inc.	91,798	(1,530,273)
Independence Realty Trust, Inc.	26,863	(246,602)
Kimco Realty Corp.	231,732	(3,394,874)
Kite Realty Group Trust	138,720	(1,954,565)
Lexington Realty Trust	189,557	(1,556,263)
Liberty Property Trust	59,055	(2,473,223)
LTC Properties, Inc.	97,416	(4,060,299)
MGM Growth Properties LLC, Class A	254,828	(6,730,007)
National Retail Properties, Inc.	81,180	(3,938,042)
Park Hotels & Resorts, Inc.	13,417	(348,574)
Piedmont Office Realty Trust, Inc., Class A	392,209	(6,683,241)
Realty Income Corp.	92,083	(5,804,912)
Regency Centers Corp.	2,310	(130,931)
Retail Opportunity Investments Corp.	204,863	(3,253,224)
Retail Properties of America, Inc., Class A	156,144	(1,694,162)
RPT Realty	576,842	(6,893,262)
Simon Property Group, Inc.	47,232	(7,934,504)
SL Green Realty Corp.	66,478	(5,257,080)
Spirit Realty Capital, Inc.	79,882	(2,815,840)
Sun Communities, Inc.	14,760	(1,501,239)
UDR, Inc.	103,350	(4,094,727)
Ventas, Inc.	110,414	(6,469,156)
VEREIT, Inc.	387,865	(2,773,235)
Vornado Realty Trust	62,323	(3,865,896)
Washington Real Estate Investment Trust	152,342	(3,503,866)
Weyerhaeuser Co.	18,555	(405,612)
WP Carey, Inc.	120,073	(7,845,570)

		(147,952,099)

Road & Rail (5.1)%
ArcBest Corp.	41,024	(1,405,482)
Canadian National Railway Co.	7,819	(579,466)
Canadian Pacific Railway Ltd.(3)	12,947	(2,299,646)
CSX Corp.	41,537	(2,580,694)
Heartland Express, Inc.	6,193	(113,332)
Landstar System, Inc.	5,904	(564,836)
Norfolk Southern Corp.	5,899	(882,136)
Union Pacific Corp.	4,227	(584,298)
Werner Enterprises, Inc.	13,279	(392,262)

		(9,402,152)

Semiconductors & Semiconductor Equipment (4.5)%
Broadcom, Inc.	8,711	(2,215,033)
Intel Corp.	59,280	(2,782,010)

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2018

Investments	Shares	Value
Common Stocks
Semiconductors & Semiconductor Equipment
Maxim Integrated Products, Inc.	32,472	(1,651,201)
Universal Display Corp.	17,706	(1,656,751)

		(8,304,995)

Software (2.2)%
Blackbaud, Inc.	4,423	(278,207)
Citrix Systems, Inc.	29,528	(3,025,439)
SAP SE, ADR(3)	7,468	(743,439)

		(4,047,085)

Specialty Retail (1.3)%
Bed Bath & Beyond, Inc.	31,320	(354,543)
Children’s Place, Inc. (The)	2,288	(206,126)
Guess?, Inc.	14,390	(298,880)
Lowe’s Cos., Inc.	5,187	(479,071)
Penske Automotive Group, Inc.	10,258	(413,603)
Ross Stores, Inc.	7,152	(595,046)
Tractor Supply Co.	554	(46,226)

		(2,393,495)

Technology Hardware, Storage & Peripherals (2.2)%
Apple, Inc.	15,501	(2,445,128)
Seagate Technology PLC	30,999	(1,196,251)
Western Digital Corp.	14,465	(534,771)

		(4,176,150)

Trading Companies & Distributors (2.7)%
Fastenal Co.	6,784	(354,735)
GATX Corp.	15,790	(1,118,090)
MSC Industrial Direct Co., Inc., Class A	8,313	(639,436)
Triton International Ltd.	23,015	(715,076)
WW Grainger, Inc.	7,441	(2,101,041)

		(4,928,378)

Water Utilities (1.3)%
American States Water Co.	27,123	(1,818,326)
Aqua America, Inc.	16,596	(567,417)

		(2,385,743)

Total Common Stocks (Cost $(380,335,328))		(372,653,073)

Exchange-Traded Funds (48.3)%
Consumer Staples Select Sector SPDR Fund	54,592	(2,772,182)
Energy Select Sector SPDR Fund ETF	151,691	(8,699,479)
ETFMG Prime Cyber Security ETF	72	(2,426)
Financial Select Sector SPDR Fund ETF	2,964	(70,603)
Industrial Select Sector SPDR Fund ETF	54,525	(3,511,955)
Invesco QQQ Trust Series 1, Series 1	61,244	(9,447,499)
iShares MSCI Eurozone ETF	18,004	(631,220)
iShares MSCI Mexico ETF	3,690	(151,954)
iShares Nasdaq Biotechnology ETF	7,410	(714,546)
iShares North American Tech-Software ETF	2,244	(389,390)
iShares Russell 2000 ETF	79,787	(10,683,479)
iShares Transportation Average ETF	231	(38,117)
iShares U.S. Real Estate ETF	9,650	(723,171)
iShares US Technology ETF	2,497	(399,345)
JPMorgan Alerian MLP Index ETN	7,224	(161,240)
Materials Select Sector SPDR Fund ETF	17,154	(866,620)
SPDR S&P 500 ETF Trust	75,605	(18,895,202)
SPDR S&P Biotech ETF	14,788	(1,061,039)
SPDR S&P Oil & Gas Exploration & Production ETF	5,898	(156,474)

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2018

Investments	Shares	Value
Exchange-Traded Funds
SPDR S&P Retail ETF	11,079	(454,128)
SPDR S&P Semiconductor ETF	14,605	(944,944)
Utilities Select Sector SPDR Fund ETF	107,390	(5,683,079)
VanEck Vectors Semiconductor ETF	13,353	(1,165,450)
Vanguard Real Estate ETF	287,820	(21,462,737)
WisdomTree Europe Hedged Equity Fund ETF	8,326	(469,920)

Total Exchange-Traded Funds (Cost $(90,659,476))		(89,556,199)

Total Securities Sold Short (Proceeds $470,994,804)		(462,209,272)

Total Investments, net of securities sold short (Cost $20,195,709) 9.7%		17,840,432
Other assets, less liabilities 90.3%		167,533,126

Net Assets 100.0%		$185,373,558

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor

(1)	All or a portion of this security has been committed as collateral for open securities sold short. The total value of assets committed as collateral as of December 31, 2018, is $267,966,892.

(2) Non-income producing.

(3)	Foreign security.
(4)	Securities sold short are not owned by the Fund and cannot produce income.

ADR	American Depository Receipt

ETF	Exchange Traded Fund

MLP	Master Limited Partnership

REIT	Real Estate Investment Trust

See Notes to Financial Statements.

Schedule of Investments

Weiss Strategic Interval Fund

December 31, 2018

At December 31, 2018 the Fund had the following forward currency exchange contracts outstanding.

Forward Currency Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Buy: SEK /Sell: USD	State Street Bank & Trust Co.	Buy	4,902,000	543,248	1/31/19	$10,593	$—
Buy: EUR / Sell: USD	State Street Bank & Trust Co.	Buy	301,000	345,545	1/31/19	98	—
Buy: GBP / Sell: USD	State Street Bank & Trust Co.	Buy	242,000	306,224	1/31/19	3,008	—
Buy: CHF / Sell: USD	State Street Bank & Trust Co.	Buy	235,000	236,919	1/31/19	2,689	—
Buy: MXN / Sell: USD	State Street Bank & Trust Co.	Buy	3,036,000	151,592	1/31/19	2,354	—
Buy: USD / Sell: EUR	State Street Bank & Trust Co.	Sell	107,000	121,897	1/31/19	—	(973)
Buy: USD / Sell: EUR	State Street Bank & Trust Co.	Sell	107,000	122,392	1/31/19	—	(478)
Buy: USD / Sell: GBP	State Street Bank & Trust Co.	Sell	208,000	263,245	1/31/19	—	(2,541)
Buy: USD / Sell: GBP	State Street Bank & Trust Co.	Sell	222,000	282,251	1/31/19	—	(1,425)
Buy: USD / Sell: SEK	State Street Bank & Trust Co.	Sell	2,700,000	298,590	1/31/19	—	(6,463)
Buy: USD / Sell: GBP	State Street Bank & Trust Co.	Sell	292,000	369,357	1/31/19	—	(3,766)
Buy: USD / Sell: GBP	State Street Bank & Trust Co.	Sell	565,000	718,934	1/31/19	—	(3,033)
Buy: USD / Sell: GBP	State Street Bank & Trust Co.	Sell	1,062,000	1,344,375	1/31/19	—	(12,667)
Buy: USD / Sell: EUR	State Street Bank & Trust Co.	Sell	1,260,000	1,435,833	1/31/19	—	(11,046)

Total Forward Currency Exchange Contracts						$18,742	$(42,392)

Net unrealized appreciation (depreciation)							$(23,650)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2018

Weiss Strategic Interval Fund
ASSETS:

Investments, at value (cost $491,190,513)	$480,049,704
Cash	69,139,152
Deposits at broker for shorts	40,942,778
Loans receivable from sole shareholder	57,200,000
Receivable for forward currency exchange contracts	18,742
Receivable for investments sold	113,188,142
Dividends and interest receivable (Net of foreign withholding taxes of $804)	1,333,233
Prepaid expenses	4,419
Total assets	761,876,170
LIABILITIES:

Securities sold short, at value (proceeds of $470,994,804)	462,209,272
Payable for investments purchased	108,681,952
Payable for excise tax	3,359,783
Dividends and interest on securities sold short payable	1,332,274
Payable for management fees (Note 4)	479,774
Payable for borrowing fees on securities sold short	149,601
Payable for audit fees	131,000
Payable for fund administration and fund accounting fees	54,023
Payable for forward currency exchange contracts	42,392
Payable for legal fees	20,443
Payable for transfer agent fees and expenses	12,535
Payable for custody fees	10,495
Accrued expenses and other liabilities	10,491
Payable for compliance fees	8,577
Total liabilities	576,502,612
NET ASSETS	$185,373,558
NET ASSETS CONSISTS OF:

Paid-in capital	$186,093,847
Total Distributable Earnings (Loss)	(720,289)
Total net assets	$185,373,558

Shares issued and outstanding (unlimited shares authorized)	18,964,228
Net asset value and offering price per share	$9.77

See Notes to Financial Statements.

Statement of Operations

For the Period Ended December 31, 2018(1)

Weiss Strategic Interval Fund
INVESTMENT INCOME:

Dividend income on long positions (net of foreign withholding taxes of $15,779)	$16,508,261
Interest	1,120,874
Total investment income	17,629,135
EXPENSES:

Dividends on securities sold short	15,946,160
Incentive fee (see Note 4)	6,743,447
Borrowing expenses on securities sold short	3,362,132
Excise tax	3,359,783
Management fees (see Note 4)	2,534,669
Audit fees	159,500
Administration and fund accounting fees	102,039
Trustees’ fees	60,000
Compliance fees	47,498
Custodian fees	17,260
Legal fees	50,099
Insurance fees	47,612
Transfer agent fees	22,971
Reports to shareholders	20,000
Total expenses	32,473,170
Net investment loss	(14,844,035)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain from:
Investment transactions	(76,472,949)
Securities sold short	117,162,975
Forward currency contracts	(39,283)
Foreign currency related transactions	12,358
Net realized gain	40,663,101
Net increase (decrease) in unrealized appreciation/depreciation:
Investment transactions	(11,140,809)
Securities sold short	8,785,532
Forward currency contracts	(23,650)
Translation of assets and liabilities denominated in foreign currencies	7
Net decrease in unrealized appreciation/depreciation	(2,378,920)
Net realized and change in unrealized gain on investments	38,284,181
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,440,146

(1)	Inception date of the Fund was February 1, 2018.

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the Period Ended December 31, 2018(1)

Weiss Strategic Interval Fund
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment loss	$(14,844,035)
Net realized gain on investments, securities sold short, and forward currency contracts	40,663,101
Net increase (decrease) in unrealized appreciation/depreciation on investments, securities sold short, forward currency exchange contracts and foreign currency translation	(2,378,920)
Net increase in net assets resulting from operations	23,440,146
DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income	(27,520,218)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	166,061,445
Reinvestment of distributions	23,392,185
Net increase in net assets resulting from capital share transactions	189,453,630
Net Increase in Net Assets	185,373,558

NET ASSETS:

Beginning of period	—
End of period	$185,373,558
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	–
Shares sold	16,606,145
Shares issued from reinvestment of distributions	2,358,083
Shares redeemed	–
Shares outstanding, end of period	18,964,228

(1)	Inception date of the Fund was February 1, 2018.

See Notes to Financial Statements.

Statement of Cash Flows

For the Period Ended December 31, 2018(1)

Weiss Strategic Interval Fund
CASH FLOWS FROM OPERATING ACTIVITIES:

Net increase in net assets resulting from operations	$23,440,146
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(6,511,940,273)
Proceeds from sales of investments	5,944,276,811
Proceeds from securities sold short	7,388,555,660
Purchases to cover securities sold short	(6,800,397,881)
Net repayments on forward currency exchange contracts	(39,283)
Unrealized depreciation on investments	11,140,809
Unrealized appreciation on securities sold short	(8,785,532)
Unrealized appreciation on forward currency exchange contracts	23,650
Net realized loss on investments	76,472,949
Net realized gain on securities sold short	(117,162,975)
Net realized loss on forward currency exchange contracts	39,283
Increase in loans receivable from sole shareholder	(17,000,000)
Increase in deposits at broker for shorts	(40,942,778)
Increase in receivable for investments sold	(113,188,142)
Increase in dividends and interest receivable	(571,788)
Increase in prepaid expenses	(4,419)
Increase in payable for investments purchased	108,681,952
Increase in payable for excise tax	3,359,783
Increase in dividends and interest payable	1,332,274
Increase in payable for management fees	479,774
Increase in payable for borrowing fees on securities sold short	149,601
Increase in payable for audit fees	131,000
Increase in payable for fund administration and fund accounting fees	54,023
Increase in payable for legal fees	20,443
Increase in payable for transfer agent fees and expenses	12,535
Increase in payable for custody fees	10,495
Increase in accrued expenses and other liabilities	10,491
Increase in payable for compliance fees	8,577
Net cash used in operating activities	(51,832,815)
CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds from shares sold	125,100,000
Distributions paid on common stock	(4,128,033)
Net cash provided by financing activities	120,971,967
Net change in cash	69,139,152
CASH:

Beginning Balance	—
Ending Balance	$69,139,152
Supplemental Disclosure of Cash Flow Information:

Non-cash financing activities not included herein consist of
Distributions and reinvestments	$23,392,185
Transfer of loans receivable from sole shareholder	$40,200,000
Transfer of interest receivable	$761,445

(1)	Inception date of the Fund was February 1, 2018.

See Notes to Financial Statements.

Financial Highlights

Weiss Strategic Interval Fund

For the Period Ended December 31, 2018(1)
PER SHARE DATA(2)
Net asset value, at issuance	$10.00
INVESTMENT OPERATIONS:
Net investment income(3)	(0.89)
Net realized and unrealized gain on investments	2.32
Total from investment operations	1.43
LESS DISTRIBUTIONS FROM:
Net investment income	(1.66)
Net asset value, end of period	$9.77
TOTAL RETURN BEFORE INCENTIVE FEES(4)	18.33%
TOTAL RETURN AFTER INCENTIVE FEES(4)	14.06%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$185,374
Ratio of gross expenses to average net assets(5),(6)	19.37%
Ratio of dividends and borrowing expense on securities sold short to average net assets(5)	11.52%
Ratio of operating expenses to average net assets excluding dividends and borrowing expense on securities sold short(5),(6)	3.83%
Ratio of incentive fees to average net assets excluding dividends and borrowing expense on securities sold short(5),(6)	4.02%
Ratio of net investment loss to average net assets(5),(6)	(8.85)%
Portfolio turnover rate(4),(7)	938%

(1)	Inception date of the Fund was February 1, 2018.
(2)	For a share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)

These ratios exclude the impact of expenses of the underlying exchange-traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange-traded funds in which the Fund invests.

(7)

The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average fair value of long positions throughout the period.

See Notes to Financial Statements.

Notes to Financial Statements

December 31, 2018 (Unaudited)

1. Organization

Weiss Strategic Interval Fund (the “Fund”) was organized as a Delaware statutory trust on September 5, 2017 pursuant to an Agreement and Declaration of Trust (“Declaration of Trust”). The Fund is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Weiss Multi-Strategy Advisers LLC (the “Adviser”) serves as the Fund’s investment adviser.

The Fund’s investment objective is to provide returns with moderate volatility and reduced correlation to the overall performance of the equity market. The Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities. The equity securities in which the Fund takes long and short positions include domestically traded large and mid-capitalization equity securities, including master limited partnerships or other entities that offer economic exposure to master limited partnerships and shares of real estate investment trusts. The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act.

2. Significant Accounting Policies

The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Organization and Offering Costs

Under an agreement with the Fund’s sole shareholder, Somerset Reinsurance Ltd. (“Somerset”), Somerset will pay all expenses incurred by the Fund in connection with the organization and offering of shares of the Fund. The sole shareholder is not entitled to the reimbursement of these costs from the Fund.

Federal Income Taxes

It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

Guarantees and Indemnifications

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Security Transactions, Income and Expenses

The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are determined using cost calculated on the basis of specific identification. Dividend income and expense are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

Notes to Financial Statements

December 31, 2018

Transactions with Brokers

The Fund’s receivables from brokers for proceeds on securities sold short and deposits at brokers for securities sold short are with one securities dealer. The Fund does not require the brokers to maintain collateral in support of the receivables from the brokers for proceeds on securities sold short. The Fund is required by the brokers to maintain collateral at the brokers or in a segregated account at the Fund’s custodian for securities sold short. The receivable from brokers on the Statement of Assets and Liabilities represents the collateral for securities sold short. The Fund may maintain cash deposits at brokers beyond the receivables for short sales.

The Fund’s foreign currency exchange contracts’ cash deposits are monitored daily by the Adviser and counterparty. Cash deposits beyond the short sale proceeds by the Fund would be presented as deposits at brokers on the Statement of Assets and Liabilities. These transactions may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities.

Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

Distributions

The Fund intends to declare income dividends and distribute them to sole shareholder monthly at rates that reflect the past and projected net income of the Fund. Subject to applicable law, the Fund may fund a portion of its distributions with gains from the sale of portfolio securities and other sources. The Fund will pay sole shareholder at least annually all or substantially all of its net investment income after the payment of interest, fees or dividends, if any, owed with respect to any forms of leverage utilized by the Fund. The Fund intends to pay any capital gains distributions at least annually.

Fair Value – Definition and Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. A fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Valuations based on inputs, other than quoted prices included in Level 1 that are observable either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and is affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Notes to Financial Statements

December 31, 2018

3. Fair Value Measurements

The Fund’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy as described in the Fund’s significant accounting policies in Note 2. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Fund’s assets and liabilities.

	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:
Common Stocks(1)	$436,442,961	$—	$—	$436,442,961
Exchange-Traded Funds	43,606,743	—	—	43,606,743

Total Investments in Securities	480,049,704	—	—	480,049,704
Derivative Contracts:
Forward Currency Exchange Contracts(2)	—	18,742	—	18,742

Total	$480,049,704	$18,742	$—	$480,068,446

Liabilities:

Investments in Securities Sold Short:
Common Stocks(1)	$(372,653,073)	$—	$—	$(372,653,073)
Exchange-Traded Funds	(89,556,199)	—	—	(89,556,199)

Total Investments in Securities Sold Short	(462,209,272)	—	—	(462,209,272)
Derivative Contracts:
Forward Currency Exchange Contracts(2)	—	(42,392)	—	(42,392)

Total	$(462,209,272)	$(42,392)	$—	$(462,251,664)

(1) Please refer to the Schedules of Investments to view long and short common stocks segregated by industry type.

(2) Forward currency exchange contracts are valued at the net unrealized appreciation (depreciation) on the instrument by the counterparty.

Equity Securities

Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.

Exchange-traded funds

Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.

Notes to Financial Statements

December 31, 2018

Securities Sold Short

The Fund sells securities or currencies short for economic hedging purposes or any other investment purpose. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. Short sale transactions result in off balance sheet risk because the ultimate obligation may exceed the related amounts shown in the Statement of Assets and Liabilities. The Fund will incur losses if the price of the security increases between the date of the short sale and the date on which the Fund purchases the securities to replace the borrowed securities. The Fund’s losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The Fund is liable for any dividends payable on securities while those securities are sold short. Until the security is replaced, the Fund is required to pay to the lender any income earned, which is recorded as an expense by the Fund. The Fund’s policy is to segregate liquid assets in an amount equal to the fair value of securities sold short (not including proceeds received), which is reflected in the Schedule of Investments. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

Foreign Securities and Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

Derivatives

The Fund may utilize derivative instruments such as options, swaps, futures, forward contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

Forward Currency Exchange Contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward contracts for foreign currency hedging purposes, volatility management purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract.

Notes to Financial Statements

December 31, 2018

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities. The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities.

The Fund values forward contracts based on the terms of the contract (including the notional amount and contract duration) and using observable inputs, such as currency exchange rates or commodity prices. The Fund also considers counterparty credit risk in its valuation of forward contracts. Forward contracts are generally categorized in Level 2 of the fair value hierarchy.

4. Fund Fees and Expenses

Under the terms of the Investment Advisory Agreement between the Fund and the Adviser, the Fund pays the Adviser a monthly management fee at the annual rate of 1.50%. The management fee will be applied to the Fund’s net asset value (before the deduction of any incentive fee and the repurchase of any shares pursuant to a periodic repurchase offer). The management fee will be accrued at least weekly and paid monthly in arrears.

Under the terms of the Investment Advisory Agreement between the Fund and the Adviser, the Fund pays to the Adviser a performance-based incentive fee, quarterly in arrears, generally accrued as of the end of each business day, equal to 20.00% of the investment profits, as defined in the Investment Advisory Agreement, attributable to each share for such calendar quarter; provided, however, that an incentive fee with respect to a share will be paid only with respect to investment profits for the applicable calendar quarter in excess of unrecouped investment losses as defined in the Investment Advisory Agreement as of the end of the previous calendar quarter.

In addition to the fees paid to the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Adviser), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

5. Loans Receivable from Sole Shareholder

The Fund provides financial support to its sole shareholder in the normal course of executing its investment strategies. The loans are perpetual, with the interest accrued at the Libor Rate plus 0.50% reset every 90 days and payable quarterly. The following table summarizes financial support provided to the Fund’s sole shareholder during the period from February 1, 2018 (commencement of operations) through December 31, 2018.

As of December 31, 2018, the loans receivable are recorded at amortized cost, which approximates fair value and was determined without the use of unobservable inputs that were internally developed by the Fund. The Fund would have categorized the loans within Level 3 of the fair value hierarchy defined in Note 2.

Financial support the Fund was contractually required to provide:

Type	Amount	Reasons for providing support

The Fund agrees to make revolving loans to Somerset Re Ltd. (a Bermuda based, reinsurance company) in an aggregate amount at any one time outstanding not to exceed the Maximum Revolver Amount (Maturities ranging from June 23, 2020 to December 21, 2023

	$57,200,000 (principal) and $186,535 (accrued interest)	The proceeds of the loans shall be used by Somerset Re Ltd. to provide cash collateral in support of its reinsurance obligations under reinsurance arrangements entered into by Somerset Re Ltd.

On February 2, 2018, loans with a principal balance of $40,200,000 and an interest balance of $761,445 were transferred into the Fund. For the period ended December 31, 2018, the Fund made additional loans with a principal balance of $17,000,000 to the sole shareholder. During period ended December 31, 2018, the Fund earned interest of approximately $1,134,000 on the outstanding loans. The Fund did not collect any principal payments during the period.

Notes to Financial Statements

December 31, 2018

6. Administration Agreement

The Fund has entered into an Administration and Operating Services Agreement with the State Street Bank & Trust Company (“SSB&T”). Under the terms of this agreement, the Fund pays SSB&T a fee, to provide administrative services to the Fund, including custody, accounting, fund administration and transfer agency services for the Fund.

7. Related Party Transactions

On February 1, 2018, the Fund received a transfer of approximately $125,000,000 in cash, $40,200,000 in loans receivable and $761,000 in loan interest receivable from Weiss Insurance Partners (Cayman) Ltd. (the “Affiliated Fund”). Additionally, on February 1, 2018, the Fund entered into transactions with the Affiliated Fund for net purchases of securities of approximately $52,102,000. The value of these transactions was determined using the market price of the securities at the market close on January 31, 2018.

The managing member and chief executive officer of the Adviser is also an investor and director of the Fund’s sole shareholder.

8. Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended December 31, 2018, were as follows:

	Purchases	Sales
U.S. Government	$ -	$ -

Other	6,511,940,273	5,944,276,811

Short Sales	6,800,397,881	7,388,555,660

9. Taxes

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended December 31, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

The tax character of distributions paid during the period ended December 31, 2018, was as follows:

Distributions from:
Ordinary income	$27,520,218

At December 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$73,058,832
Net Unrealized Gains (Losses)	(73,779,121)

Total Distributable Earnings (Loss)	$(720,289)

Notes to Financial Statements

December 31, 2018

At December 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Cost of investments	$91,619,553

Unrealized appreciation	$26,609,540
Unrealized depreciation	(100,388,661)

Net unrealized appreciation (depreciation)	$(73,779,121)

During the period ended December 31, 2018, there were differences between book and tax accounting, primarily due to wash sales, forward contracts mark-to-market, real estate trust basis adjustments, constructive sales gains recognized and equity straddle loss deferrals, foreign currency gains and losses, return of capital and capital gain distributions from real estate trusts, ordinary loss netting to reduce short-term capital gains, distribution re-designations, short sale dividend expense reclasses and non-deductible excise tax.

The Weiss Strategic Interval Fund incurred a 4% excise tax of $3,359,783, on its undistributed income under IRC Section 4982 which requires that a mutual fund distributes 98% of its ordinary income earned during the calendar year and 98.2% of its net capital gains earned during the period ending on October 31, and 100% of any previously undistributed amounts if applicable.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the reclassification of distributions were reclassified to the following accounts:

Paid in Capital	$(3,359,783)
Total Distributable Earnings (Loss)	$3,359,783

The differences between book-basis and tax-basis was attributable primarily to the $3,359,783 excise tax incurred by the fund.

10. Capital Share Transactions

Transactions in capital shares for the period ended December 31, 2018 are as follows:

	Period Ended December 31, 2018(1)
	Shares	Amount

Shares Created	16,606,145	$166,061,445

Shares Reinvested	2,358,083	23,392,185

Net increase	18,964,228	$189,453,630

(1)Inception date of the Fund was February 1, 2018.

11. Principal Risks

Concentration of Credit Risk

The Fund maintains its cash and cash equivalents in a financial institution, State Street Bank and Trust Company, which at times may exceed federally insured limits. The Fund is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf.

Counterparty Risk

Counterparty risk is the risk that the issuer or the guarantor of a fixed-income security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Additionally, when the Fund enters into cleared derivatives transactions, the Fund will be subject to the credit risk of the clearinghouse and clearing member through which it holds its

Notes to Financial Statements

December 31, 2018

cleared position, rather than the credit risk of its original counterparty to the derivatives transactions. Additionally, when the Fund enters into cleared derivatives transactions, the Fund will be subject to the credit risk of the clearinghouse and clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transactions.

Investment and Market Risk

The risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of your investment in the Fixed Income Fund to decline. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

Foreign Exchange Risk

The Fund holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates.

12. Derivative Contracts

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its derivative counterparty. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it. The Fund presents OTC derivatives that are executed with the same counterparty under the same master netting agreement on a gross basis, even though the criteria for the right of setoff may be met.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The Fund considers the average month-end notional amounts during the period, categorized by primary underlying risk, to be representative of the volume of its derivative activities during the period ended December 31, 2018.

	Monthly Average Notional Amount
	Long	Short
Forward Currency Exchange Contracts	25,030,458	15,631,453

Notes to Financial Statements

December 31, 2018

The fair value on the Statement of Assets and Liabilities and the effect on the Statement of Operations, of open derivative instruments, whose primary underlying risk exposure is foreign exchange risk at December 31, 2018 was as follows:

	Assets	Liabilities	Realized Gain (Loss)	Unrealized Gain (Loss)
Forward Currency Exchange Contracts	$18,742	$42,392	$(39,283)	$(23,650)

The Fund is required to disclose the effect of offsetting assets and liabilities presented in the Statement of Assets and Liabilities to enable financial statement users to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities include financial instruments and derivative contracts that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: Each of the two parties owes the other determinable amounts, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

The following table presents the effects or potential effects of netting arrangements for derivative contracts in the statement of assets and liabilities as of December 31, 2018:

Counterparty	Gross amounts of recognized assets	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
State Street Bank and Trust Company	$18,742	$(18,742)	$—	$—	$—

Counterparty	Gross amounts of recognized liabilities	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)
State Street Bank and Trust Company	$(42,392)	$18,742	$—	$—	$(23,650)
(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Net amount represents the net amount due from the counterparty in the event of default.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.

13. New Accounting Pronouncements

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. The Fund has adopted the Final Rule for the current period with the most notable impacts being that the Fund is no longer required to present components of distributable earnings on the Statements of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

14. Subsequent Events

From January 1, 2019 to March 1, 2019, the Fund had an additional subscription of $76,300,000.

From January 1, 2019 through March 1, 2019, the Fund entered into additional loans with the sole shareholder with a total principal amount of $79,700,000. The proceeds of the loans shall be used by the sole shareholder to provide cash collateral in support of its reinsurance obligations under reinsurance arrangements entered into by the sole shareholder.

KPMG LLP

New Jersey Headquarters

51 John F. Kennedy Parkway

Short Hills, NJ 07078-2702

Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Trustees

Weiss Strategic Interval Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Weiss Strategic Interval Fund (the “Fund”), including the schedule of investments, as of December 31, 2018, the related statements of operations, changes in net assets and cash flows for the period February 1, 2018 (commencement of operations) to December 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for the period February 1, 2018 (commencement of operations) to December 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations, changes in its net assets, changes in its cash flows and the financial highlights for the period February 1, 2018 (commencement of operations) to December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with custodians and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of the Fund since 2018.

Short Hills, New Jersey

March 1, 2019

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with

KPMG International Cooperative (“KPMG International”), a Swiss entity.

Other Information

December 31, 2018 (Unaudited)

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal period ended December 31, 2018.

Dividends Received Deduction

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.

Qualified Dividend Income

A portion of dividends distributed by the Fund during the fiscal period ended December 31, 2018 are considered qualified dividend income and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board’s general oversight. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018 and a description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available: (1) without charge, upon request, by calling toll free, 1-800-342-5734; and (2) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.

Investment Objective and Policies (Unaudited)

The Fund’s investment objective is to provide returns with moderate volatility and reduced correlation to the overall performance of the equity market. No assurance can be given that the Fund’s investment objective will be achieved. Except as expressly noted otherwise herein, the Fund’s investment objective, policies and strategies may be changed without the approval of the holders of a majority of the outstanding Common Shares or Preferred Shares (as defined below), if any.

The Fund will pursue its investment objective by establishing long and short positions in a diversified portfolio of equity securities. The equity securities in which the Fund will take long and short positions include domestically traded large and mid-capitalization equity securities, including master limited partnerships or other entities that offer economic exposure to master limited partnerships (collectively, “MLPs”) and shares of real estate investment trusts (“REITs”). The Fund may also invest in securities of other investment companies, including exchange-traded funds (“ETFs”), and depositary receipts, including American Depositary Receipts (“ADRs”).

Under normal market conditions, the Fund intends to maintain both long and short positions based predominantly on the fundamental analysis and views of Weiss Multi-Strategy Advisers LLC (the “Adviser”) on a particular investment. The Fund will take long positions in investments that the Adviser believes will allow the Fund to realize a benefit from an increase in the underlying prices of such securities. The Fund will take short positions in investments that the Adviser believes will allow the Fund to realize a benefit from a decrease in the underlying price of such securities. A “short sale” is a transaction in which the Fund sells a security that it does not own (and borrows the security to deliver it to the buyer) in anticipation that the market price of the security will decline. The proceeds received from the Fund’s short sales of securities will generally be used to purchase all or a portion of the Fund’s additional long positions in securities. The long and short positions held by the Fund may vary over time as market opportunities develop.

In pursuing the Fund’s investment objective, and consistent with applicable provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), the Adviser will seek to enhance the Fund’s return through the use of leverage. The Fund will engage in short sales for investment purposes, principally when the Adviser believes the market price of securities will decline. In addition, although it has no current intention to do so, the Fund may use borrowings, including loans from certain financial institutions and the issuance of debt securities (collectively, “Borrowings”), in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such Borrowings. Furthermore, although it has no current intention to do so, the Fund may add leverage to its portfolio through the issuance of preferred shares (“Preferred Shares”) in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. The Fund also may acquire derivative instruments, primarily options or index options (e.g., calls and puts may be purchased or written). The Fund’s derivative instruments are used for several purposes, including to create investment leverage; as a substitute for securities, interest rates, currencies and commodities; and/or to hedge against market movements. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and net asset value in relation to market changes. The Fund’s leverage strategy may not work as planned or achieve its goal. In addition, the Fund may make loans to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Fund’s investments may be denominated in U.S. dollars or in foreign currencies. In order to minimize the impact of currency fluctuations, the Adviser may at times hedge certain or all of the Fund’s investments denominated in foreign currencies into U.S. dollars. Foreign currency transactions in which the Fund is likely to invest include foreign currency forward contracts, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. These transactions may be used to hedge against the risk of loss due to changing currency exchange rates.

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, even longer. Regulatory limitations or bans on short selling activities may prevent the Fund from fully implementing its strategy. To secure the Fund’s obligation to cover its short positions, the Fund may pledge securities that it owns as collateral to the broker. This pledged collateral is segregated and maintained with the Fund’s custodian.

In all instances, the Fund intends to satisfy the quarterly diversification requirements set forth in Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) in order for the Fund to be treated as a regulated investment company (“RIC”) under such provisions, including limitations on amounts invested into one or more MLPs.

Dividend Reinvestment Plan

Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), all common shareholders will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by State Street Bank and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan.

Common Shares received under the Plan will be issued to you at their NAV on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The Plan Agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all Common Shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent.

Portfolio Managers

George Weiss, Jordi Visser, Charles Crow IV, Ron Lior, and David Betten served as the Fund’s portfolio managers.

George Weiss, Chief Executive Officer and Chairman: Founded George Weiss Associates, Inc. in 1978. Prior to establishing the company, George specialized in utility stocks and investing on behalf of institutional clients at Bache Halsey Stuart, Inc., in Hartford and briefly at Faulkner, Dawkins and Sullivan, Inc. He is a graduate of The Wharton School of Finance at the University of Pennsylvania where he is a Trustee Emeritus. He is also a Trustee Emeritus of the Woodrow Wilson Fellowship Foundation. Mr. Weiss is the founder of Say Yes to Education, Inc., (a charity dedicated to the educational advancement of inner-city students), a trustee of the Orphan Disease Pathway Project Foundation, and a Director of Somerset Re Ltd.

Jordi Visser, President and Chief Investment Officer: Joined the Adviser in 2005. Previously, Jordi was the founding Managing Partner of Anchor Point Asset Management, a global macro fund. A former Managing Director at Morgan Stanley, he traded various global equity derivative books for nine years. He opened the Morgan Stanley office in Sao Paulo, Brazil, and managed the derivative sales and trading effort there during the 1997–1998 emerging market crisis. Upon his return to New York in 1999, he managed index derivatives and ETF trading and was a member of the Equity Division Risk Committee. Jordi is a magna cum laude graduate of Manhattan College.

Charles Crow IV, Chief Data Scientist and Portfolio Manager: Joined the Adviser in 2013. Prior to joining Weiss, he was a Vice President in Quantitative and Derivatives Strategies at Morgan Stanley where he primarily focused on fundamental factors, quantitative portfolio construction and systematic long/short investment strategies. Previously, he designed and implemented an automated market-making system utilizing statistical arbitrage theory at ArtIsoft, Inc. in his hometown of Princeton, NJ. Charles is the Chief Data Scientist at Weiss Multi-Strategy Advisers LLC; his team focuses on driving investment and operational efficiency. In addition, Charles is a Portfolio Manager on the Weiss Alpha Balanced Risk strategy. He holds a B.S. in Computer Science from Johns Hopkins University and an M.S. in Operations Research from Columbia University.

Ron Lior, Portfolio Manager: Joined the Adviser in 1993. He began his tenure with the firm in capital structure arbitrage in Europe, Asia and Latin America. He co-developed financial stock models and built models for Japanese warrants and convertibles. Ron holds a dual degree in finance and mechanical engineering from the University of Pennsylvania.

David Betten, Portfolio Manager: Joined the Adviser in 1998. He began his tenure as a Trader for the Quantitative strategy and then became Co-Manager of proprietary trading and the Global Event strategy. Previously, he worked as a broker in the private client group at Quick and Reilly. David graduated with a BA in economics from the University of Pennsylvania.

Investment Advisory Agreement Approval (Unaudited)

The Board of Trustees (the “Board”) of Weiss Strategic Interval Fund (the “Fund”), a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (the “Independent Trustees”), approved the Investment Advisory Agreement between the Fund and Weiss Multi-Strategy Advisers LLC (the “Adviser”) (the “Investment Advisory Agreement”) at an in-person meeting held on December 4, 2017.

In connection with the approval of the Investment Advisory Agreement, the Independent Trustees met with their independent counsel in Executive Session. Independent counsel to the Independent Trustees also reviewed with the Independent Trustees a memorandum outlining the legal duties of the Board under the 1940 Act and applicable state law and discussed the factors outlined by the federal courts as relevant to a board’s consideration of the approval of an investment advisory agreement. The Independent Trustees noted that the Fund has been structured to replicate the strategy of a private, multi-manager fund that the Adviser has managed for approximately 40 years, and in which Somerset Insurance Ltd. (“Somerset”) is the sole investor (the “Private Fund”). The Independent Trustees further noted that Somerset would be the only investor in the Fund for the foreseeable future and that the Fund, unlike a typical broadly-offered registered investment company, has been structured to satisfy the financial goals of a single, sophisticated institutional investor that had negotiated the financial and other business terms of the Fund directly with the Adviser.

In considering whether to approve the Investment Advisory Agreement, the Fund’s Board considered certain information provided to the Board by the Adviser, including, among other things, information concerning the services to be rendered to the Fund by the Adviser, and other reports of and presentations by representatives of the Adviser concerning the Fund’s and Adviser’s operations, compliance programs and risk management.

In determining whether to approve the Investment Advisory Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

(a) The nature, extent and quality of services to be provided by the Adviser — With respect to the nature, extent and quality of services to be provided by the Adviser, the Board reviewed the information regarding the types of services to be provided under the Investment Advisory Agreement. The Board noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser involved with the Fund, including the portfolio management team’s expertise in managing securities in which the Fund invests. Fund management discussed the size and experience of the Adviser’s staff, the experience of their key personnel in providing investment management services, the systems used by the Adviser’s personnel and the ability of the Adviser to attract and retain capable personnel. The Board considered that Somerset had engaged the Adviser to manage its money in the Private Fund for many decades, and desired to continue long-term relationship with the Adviser through the formation of the Fund. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, were also considered. The Board noted the reputation and track record of the Adviser’s organization. The Board considered the additional responsibilities that the Adviser would be responsible for in administering the Fund, which is registered under the 1940 Act, as compared to the Private Fund, and considered the quality of the internal personnel at the Adviser that would service the Fund as well as the external service providers that had been engaged by the Adviser, including Fund counsel and the Chief Compliance Officer.

(b) Investment performance of the Fund and the Adviser — With respect to investment performance of the Fund and the Adviser, it was noted that because the Fund had not commenced operations, it did not have its own performance history. Instead, the Board considered that the Adviser’s past performance record in the Private Fund had met Somerset’s financial goals, as evidenced by the request to form the Fund.

(c) Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund — The Board noted that, because the Fund had not yet commenced operations, the Board was unable to consider historical information about the profitability of the Fund to the Adviser. The Board considered the additional costs to the Adviser of servicing the Fund, which is registered under the 1940 Act, as compared to the Private Fund.

(d) Economies of scale and whether fee levels reflect these economies of scale — The Board recognized that, because the Fund had not yet commenced operations, economies of scale were difficult to measure and identify at this stage and that the Fund’s size was uncertain. The Trustees also noted that it was anticipated that Somerset would be permitted to purchase shares twice per month and redeem shares monthly, and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if the Fund’s assets were to remain stable or decrease, the possibility that the Adviser would realize any economies of scale would be less. Nonetheless, the Independent Trustees understood that the fee arrangement had been negotiated directly between Somerset and the Adviser.

(e) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — In evaluating the proposed management fees, the Board considered the Fund’s management fee in absolute terms. The Board considered that the Investment Advisory Agreement provides that the Adviser may earn an incentive fee and, to the extent the fee is earned and paid, would result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Investment Advisory Agreement. In addition, the Board also noted the reputation and track record of the Adviser.

As the proposed management fee to for the Fund is the same as for the Private Fund, and because Somerset will be the sole investor in the Fund, the Board considered and gave considerable weight to the fact that, unlike more typical circumstances, the Fund’s fees had been negotiated with the Adviser at arm’s length by Somerset, which is a sophisticated institutional investor.

(f) Benefits derived or to be derived by the Adviser from its relationship with the Fund — The Board also considered the extent to which benefits other than the fees might accrue to the Adviser from its relationship with the Fund. The Board noted in this regard that Adviser does not trade with the Fund, or execute portfolio transactions on its behalf. However, the Board recognized that the Adviser might derive reputational and other benefits from its association with the Fund.

Conclusion

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the approval of the Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board, including the Independent Trustees, voted to approve the Investment Advisory Agreement for an initial two-year period.

Trustee and Officer Table (Unaudited)

TRUSTEES

NAME, ADDRESS AND YEAR OF BIRTH (a)	POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INDEPENDENT TRUSTEES
Peter M. Lebovitz (1955)	Trustee and Chairman of the Board	Since Inception	Managing Partner, Harkness Partners, LLC (provider of strategic consulting to investment management firms) (2010-present)	1	Director, Artisan Partners Funds Inc. (15 portfolios) ( July 2014-present)

May Ngai Seeman (1965)	Trustee	Since Inception	President and Chief Executive Officer, MEAG New York Corporation (asset management firm) (2001-2017)	1	None
Peter L. Tedone (1957)	Trustee	Since Inception	Chairman, President and CEO of Vantis Life Insurance Company (1987- 2018)	1	None

INTERESTED TRUSTEE
Jay Tucker (1957)	Trustee and President	Since Inception	Chief Operating Officer and Portfolio Manager, Weiss Multi-Strategy Advisers LLC (2008-present); President, Weiss Multi-Strategy Funds LLC (2017-present)	1	None

(a)	The address of each Trustee is c/o Weiss Strategic Interval Fund, 320 Park Avenue, 20th Floor, New York, NY, 10022

OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Jay Tucker(b) (1957)	President	Since Inception	Chief Operating Officer and Portfolio Manager, Weiss Multi-Strategy Advisers LLC (2008-present); President, Weiss Multi-Strategy Funds LLC (2017-present)
Jay Goldstein(b) (1957)	Treasurer	Since Inception	Chief Financial Officer, Weiss Multi- Strategy Advisers LLC (2014-present); Managing Director, Gartland and Mellina, consulting firm, (2013-2014); Managing Director, Avalon Lake Partners, consulting firm (2011-2013)
Patrick J. Keniston(c) (1964)	Chief Compliance Officer	Since Inception	Managing Director, Foreside Fund Officer Services, LLC (2008-Present).
Jeffrey Dillabough(b) (1967)	Secretary	Since Inception	Senior Vice President, General Counsel, Weiss Multi-Strategy Advisers LLC (2009-present)

(b)	The address of the Officer is c/o Weiss Strategic Interval Fund, 320 Park Avenue, 20th Floor, New York, NY, 10022.

(c)	The address of the Officer is c/o Foreside, 3 Canal Plaza, Suite 100, Portland, ME 04101.

INVESTMENT ADVISER

Weiss Multi-Strategy Advisers LLC

320 Park Avenue, 20th Floor

New York, NY 10022

ADMINISTRATOR, CUSTODIAN, FUND ACCOUNTANT

AND TRANSFER AGENT

State Street Bank and Trust Company

1 Lincoln Street

Boston, Massachusetts 02111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

51 John F. Kennedy Parkway, 5th Floor

Short Hills, NJ 07078

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP,

1111 Pennsylvania Avenue NW,

Washington, DC 20004

Item 2. Code of Ethics.

      The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

      The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. The Registrant’s Board of Trustees has designated Mr. Peter Lebovitz as the Audit Committee Financial Expert. Mr. Lebovitz is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant’s inception date was February 2, 2018, and as such, there is only one fiscal year to present. For the fiscal year ended December 31, 2018, the Fund’s principal accountant was KPMG LLP. The following explanation of fees details the aggregate fees billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Audit Fees:

(a)        For the Registrant’s fiscal year ended December 31, 2018, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $140,000

(b)        Audit-Related Fees: For the Registrant’s fiscal year ended December 31, 2018, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4, was $0

(c)        Tax Fees: For the Registrant’s fiscal year ended December 31, 2018, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of Federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns, was $9,500.

(d)        All Other Fees: For the Registrant’s fiscal year ended December 31, 2018 and the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, was $0

(e)        (1)        The Registrant’s audit committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the Registrant. The Registrant’s audit committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the Registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)        No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        During the audit of Registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)        For the Registrant’s fiscal years ended December 31, 2018 the aggregate non-audit fees for services billed by the Registrant’s accountant for services rendered to the Registrant and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant was $0.

(h)        The Registrant’s audit committee has considered whether the provision of non-audit services to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy voting authority has been delegated to the Registrant’s Adviser, Weiss Multi-Strategy Advisers LLC. The Proxy Voting Policy is set forth below.

Weiss Multi-Strategy Advisers LLC

PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

1.	Procedures regarding proxies received by the Adviser are as follows:

a.	Keep a record of each proxy received;

b.    Determine which accounts managed by the Adviser hold the security to which the proxy relates;

c.    Except in the case of Germany the Adviser will vote in accordance with an independent third party recommendation unless an Investment Teams requests otherwise; and

d.    The Adviser will retain a third party to assist it in coordinating and voting proxies with respect to client securities. The Adviser will vote proxies in accordance with the independent third party recommendations and the Head of Operations or Delegate will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

e.    For Germany, Custodians will be placing a share-blocking flag on the ballot when applicable. Therefore, a ‘Do Not Vote’ will be placed on The Advisers ballots per The Advisers share-blocking voting strategy.

f.    The Adviser has the ability to override the share-blocking and vote the ballot, however, the shares must be put on the Firm’s Restricted List for ‘NO TRADING’ between the vote cutoff date and the de-registration date set by the issuers. This will ensure the liquidity of the shares.

2.	Voting Guidelines

a.    Generally, the Adviser will vote in accordance with the recommendations provided by an independent third party proxy recommendation service, except in situations where the Adviser’s investment professionals determine that voting otherwise would be in the best interests of the Adviser’s clients. Any proxies that are voted against the recommendation of the proxy recommendation service will be reviewed by the Adviser’s Proxy Review Committee, which includes the General Counsel, Chief Compliance Officer, and Head of Operations and Delegates. In determining whether a proposal is in the best interests of clients, the Proxy Review Committee may take into account the factors which include the following, among others:

·        whether the proposal was recommended by management and the Adviser’s opinion of management

·        whether the proposal acts to entrench existing management; and

·        whether the proposal fairly compensates management for past and future performance.

3.	Conflicts of Interest

a.    The Adviser may occasionally be subject to conflicts of interest in the voting of proxies, and will follow the third party service recommendation in that circumstance. Except as otherwise agreed with a Managed Account, the Adviser will apply the foregoing proxy voting policies and procedures to votes relating to positions held by the Managed Accounts.

4.	Disclosure

Clients may contact the Chief Compliance Officer, via mail in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these policies and procedures. If a client requests this information, the Chief Compliance Officer or Delegate will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon, and (c) how the Adviser voted the client’s proxy.

The Proxy Review Committee ensures that (a) relevant disclosure is provided to clients, and (b) necessary policies and procedures are maintained and implemented.

5.	Recordkeeping

a.    The Head of Operations or Delegate will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the most recent two years kept in the offices of the Adviser. Records of the following will be included in the files:

·        Copies of this proxy voting policy and procedures, and any amendments thereto.

·         A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

·        A record of each vote that the Adviser casts.

·        A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.

·        A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

   Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Management

George Weiss, Chief Executive Officer and Chairman: Founded George Weiss Associates, Inc. in 1978. Prior to establishing the company, George specialized in utility stocks and investing on behalf of institutional clients at Bache Halsey Stuart, Inc., in Hartford and briefly at Faulkner, Dawkins and Sullivan, Inc. He is a graduate of The Wharton School of Finance at the University of Pennsylvania where he is a Trustee Emeritus. He is also a Trustee Emeritus of the Woodrow Wilson Fellowship Foundation. Mr. Weiss is the founder of Say Yes to Education, Inc., (a charity dedicated to the educational advancement of inner-city students), a trustee of the Orphan Disease Pathway Project Foundation, and a Director of Somerset Re Ltd.

Jordi Visser, President and Chief Investment Officer: Joined the Adviser in 2005. Previously, Jordi was the founding Managing Partner of Anchor Point Asset Management, a global macro fund. A former Managing Director at Morgan Stanley, he traded various global equity derivative books for nine years. He opened the Morgan Stanley office in Sao Paulo, Brazil, and managed the derivative sales and trading effort there during the 1997–1998 emerging market crisis. Upon his return to New York in 1999, he managed index derivatives and ETF trading and was a member of the Equity Division Risk Committee. Jordi is a magna cum laude graduate of Manhattan College.

Charles Crow IV, Chief Data Scientist and Portfolio Manager: Joined the Adviser in 2013. Prior to joining Weiss, he was a Vice President in Quantitative and Derivatives Strategies at Morgan Stanley where he primarily focused on fundamental factors, quantitative portfolio construction and systematic long/short investment strategies. Previously, he designed and implemented an automated market-making system utilizing statistical arbitrage theory at ArtIsoft, Inc. in his hometown of Princeton, NJ. Charles is the Chief Data Scientist at Weiss Multi-Strategy Advisers LLC; his team focuses on driving investment and operational efficiency. In addition, Charles is a Portfolio Manager on the Weiss Alpha Balanced Risk strategy. He holds a B.S. in Computer Science from Johns Hopkins University and an M.S. in Operations Research from Columbia University.

Ron Lior, Portfolio Manager– Joined the Adviser in 1993. He began his tenure with the firm in capital structure arbitrage in Europe, Asia and Latin America. He co-developed financial stock models and built models for Japanese warrants and convertibles. Ron holds a dual degree in finance and mechanical engineering from the University of Pennsylvania.

David Betten, Portfolio Manager - Joined the Adviser in 1998. He began his tenure as a Trader for the Quantitative strategy and then became Co-Manager of proprietary trading and the Global Event strategy. Previously, he worked as a broker in the private client group at Quick and Reilly. David graduated with a BA in economics from the University of Pennsylvania.

Other Accounts.

As of December 31, 2018, in addition to the Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as listed below.

Portfolio Manager	Type of Account Managed	Number of Accounts	Total Assets	Number of Accounts with Performance Based Fees	Assets of Accounts with Performance Based Fees
George Weiss	Registered Investment Companies	1	$83.7 million	N/A	0
	Other Pooled Investment Vehicles	4	$937.4 million	3	$858.6 million

	Other Accounts	3	$410.3 million	2	$377.9 million

Jordi Visser	Registered Investment Companies	1	$83.7 million	N/A	0
	Other Pooled Investment Vehicles	4	$937.4 million	3	$858.6 million
	Other Accounts	3	$410.3 million	2	$377.9 million

Charles Crow IV	Registered Investment Companies	1	$83.7 million	N/A	0

	Other Pooled Investment Vehicles	4	$937.4 million	3	$858.6 million
	Other Accounts	3	$410.3 million	2	$377.9 million
David Betten	Registered Investment Companies	1	$83.7 million	N/A	0

	Other Pooled Investment Vehicles	4	$937.4 million	3	$858.6 million

	Other Accounts	3	$410.3 million	2	$377.9 million
Ron Lior	Registered Investment Companies	1	$83.7 million	N/A	0
	Other Pooled Investment Vehicles	4	$937.4 million	3	$858.6 million

	Other Accounts	3	$410.3 million	2	$377.9 million

Conflicts of Interests.

In addition to investing capital for the Fund, the Adviser also serves as investment adviser for other clients including privately offered funds and separately managed accounts.

The Adviser may give advice or take action with respect to its other clients that differs from the advice given or action taken with respect to the Fund, and the Adviser’s obligation to determine suitability for each of its clients may result in seemingly contradictory advice with respect to a single security. For example, the Adviser may purchase a particular security for the Fund at a time when the Adviser is selling or establishing a short position in that same security on behalf of another client. Alternatively, the Adviser may take a short position in a security on behalf of the

Fund while maintaining a long position in that same security on behalf of another client. Similarly, the Fund may purchase a security in its long-only portfolio at the same time it is selling or establishing a short position in the same security in the alpha portfolio.

The Adviser may have an incentive to favor certain other client accounts over the Fund because of proprietary investments in such other client accounts. Because the Adviser may allocate investment opportunities between the Fund and other client accounts, there may be competition amongst the other client accounts and the Fund for limited capacity opportunities. In addition, the Fund has a different fee structure than many of the Adviser’s other clients, and as such the Adviser may have a conflict of interest in allocating investment opportunities among the Fund and such other clients. The Fund’s fee structure may also create an incentive for the Adviser to moderate Fund returns in higher return environments, as there is the potential for the Adviser’s operations to be less profitable in such environments.

Employees of the Adviser or its affiliates are permitted to engage in personal investment activities that may involve a conflict of interest with the investment activities of the Fund. The Adviser’s compliance procedures require all employees to request permission from the Adviser’s compliance officer for personal trades, subject to certain exceptions. The Adviser may change its policies or procedures with respect to such personal investment activities at any time.

The Adviser will use its best efforts in connection with the purposes and objectives of the Fund and will devote so much of its time and effort to the Fund as may, in its judgment, be necessary to accomplish the purposes of the Fund. The Adviser and its members, directors, officers and employees may conduct any other business, including any business with respect to investments, regardless of whether such business is in competition with the Fund. The Fund will not have any right to participate in any manner or have any interest in any such business engaged in by the Adviser or their members, directors, officers, employees or affiliates.

When it is determined that it would be appropriate for the Fund and one or more other investment accounts managed by the Adviser or its affiliates to participate in an investment opportunity, the Adviser will seek to execute orders for all of the participating investment accounts, including the Fund, on an equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund and the affiliated entities for which participation is appropriate. Orders may be combined for all such accounts. If an order on behalf of more than one account cannot be fully executed under such accounts, or if an order is not filled at the same price, the order may be allocated on an average price basis. If an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that the Adviser or its affiliates consider equitable. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser or its affiliates for other investment accounts.

In addition, if the Adviser determines that it is appropriate for the Fund to buy or sell a security, and for another fund or account to sell or buy that same security, the Adviser may, in accordance with Rule 17a-7 of the 1940 Act, and the Fund’s policies and procedures adopted thereunder, arrange a “cross” trade between the Fund and such other fund or account, if the trade price is no less advantageous for both parties than an open market transaction would be. Transactions among the Fund and other managed accounts may also take place from time to time as necessary to rebalance various portfolio positions. Notwithstanding the foregoing, the Fund will not engage in cross trades in violation of ERISA, to the extent applicable.

Compensation.

Each portfolio manager receives a fixed salary and discretionary bonus for his service as portfolio manager. The aforementioned discretionary bonuses are determined by the Adviser in its sole discretion which takes into account such things as Adviser profitability, product profitability and overall employee contributions to the Adviser in the relevant fiscal years. Although Fund performance is not a direct factor in the determination of discretionary bonuses, Fund performance affects the Adviser’s overall profitability, and therefore, indirectly, any such determination.

Ownership of Fund Shares.

As of December 31, 2018, the portfolio managers did not beneficially own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Attached Herewith
(a)(2)	Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Weiss Strategic Interval Fund

Date: March 11, 2019	By: /s/ Jay Tucker
Jay Tucker
Trustee, President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: March 11, 2019	By: /s/ Jay Tucker
Jay Tucker
Trustee, President

Date: March 11, 2019	By: /s/ Jay Goldstein
Jay Goldstein
Treasurer
(Principal Financial Officer and Principal Accounting Officer)